Investor Presentation

Q3 **2022**

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q3 2022 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$81.1 million (as of 9/30/2022)
Price / TBV[1]	127.0% (as of 9/30/2022)
Assets	$832.3 Million
Loans, net	$565.9 Million
Deposits	$755.4 Million
Shareholders' Equity	$63.9 Million
NPAs [2]/ Assets	0.12%
Leverage Ratio (Company)	8.59%
Leverage Ratio (Bank)	9.07%
Shares Outstanding	3,162,975
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 6/30/2022

PRIME MERIDIAN HOLDING COMPANY

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable operations, driven by strong organic loan and core deposit growth ✓ Continued emphasis on expense management and improved operating efficiency ✓ Quarterly revenue per share Q3 2022 (ex-mortgage banking & PPP) up 52% over Q3 2021
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.12% at 9/30/2022[1]
Capital and Liquidity	✓ Tier 1 Leverage of 9.07% (Bank) ✓ Tangible book value per share of $20.20 ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 9/30/2022

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 52 | 25 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 55 | 39 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 41 | 20 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 65 | 42 years banking and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 41 | 18 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 42 | 18 years banking and lending experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 23.8%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 30.2%**
- ✓ **Average Age**
  - Entire Team[1] 39.8
  - Executive Officers 49.3
  - All Officers 47.0

[1] 106.0 FTEs

Data as of 9/30/2022

CORPORATE CULTURE

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME
MERIDIAN
BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
50 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

AMERICAN BANKER
2022 Best Banks to Work For

Annually since 2015

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



1.74%
1.64%
2.22%
2.43%
$67.1
$73.8
$142.2
$143.5
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

Average Loan Yield



4.45%
4.33%
4.44%
$474.6
$536.5
$572.6

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 30

Excludes PPP Loans

Average Cost of Interest-Bearing Liabilities



0.43%
0.30%
0.31%
0.48%
$501.4
$557.2
$543.0
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

Average Cost of Funds



0.30%
0.27%
0.22%
0.36%
$210.7
$501.4

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 24.8%
$347
$402
$501
$647
$841
$832

Net Loans (in millions)



CAGR – 17.4%
$250
$290
$338
$410
$475
$566
2017

Net Loans

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 30 and 32

Excludes PPP Loans

Total Deposits (in millions)



CAGR – 26.5%
$290
$349
$438
$601
$763
$755
2017
2018
2019
2020
2021

Average Cost of Total Deposits (percent)



0.41
0.70
0.57
0.30
0.32
2017

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 9.3%
$47
$51
$56
$60
$67
$64
2017
2018
2019
2020
2021
Q3-22

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$8,347
$2,099
$2,831
2017
2018
2019
2020
2021
Q3-21
Q3-22

Book Value Per Share



CAGR – 9.2%
$15.06
$16.19
$17.51
$19.32
$21.42
$20.20
2017
2018
2019
2020
2021
Q3-22

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$2.67
$0.67
$0.90
2017
2018
2019
2020
2021
Q3-21
Q3-22

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,763
$2,262
$2,597
$3,264
$4,000
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.88
$0.72
$0.82
$1.02
$1.25
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

PTPP Return on Average Assets (Non-GAAP) %



2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
1.43
1.10
1.22
1.50
1.86
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

PTPP Return On Average Equity (Non-GAAP) %



30.00
25.00
20.00
15.00
10.00
5.00
-
17.10
13.06
14.72
20.12
24.28
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 29.

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,808
$5,853
$5,765
$8,603
$10,760
2017
2018
2019
2020
2021

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.77
$1.87
$1.82
$2.74
$3.42
2017
2018
2019
2020
2021

PTPP Return on Average Assets (Non-GAAP) %



1.45
1.54
1.26
1.45
1.43
2017
2018
2019
2020
2021

PTPP Return On Average Equity (Non-GAAP) %



12.24
12.21
10.84
14.99
16.51
2017
2018
2019
2020
2021

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 31.

PRIME MERIDIAN HOLDING COMPANY

REVENUE GROWTH PER SHARE

(per share data based on quarterly revenues and period end common shares outstanding)

Quarterly Revenue Per Share (Unadjusted)



$2.17
$2.41
$2.77
12.4%
5.4%
-0.5%
14.8%
27.7%
3Q-21
4Q-21
1Q-22
2Q-22
3Q-22
Qrtly Rev PS - Unadjusted
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-PPP)



$1.90
$1.97
$2.00
$2.30
$2.76
10.1%
45.3%
3Q-21
4Q-21
1Q-22
2Q-22
3Q-22
Qrtly Rev PS - Ex PPP
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-Mortgage Banking)



$2.07
$2.09
$2.11
$2.73
11.3%
6.6%
1.9%
18.0%
31.9%
3Q-21
4Q-21
1Q-22
2Q-22
3Q-22
Qrtly Rev PS - Ex MB
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-Mortgage Banking & PPP)



$1.79
$1.91
$1.95
$2.29
$2.72
12.4%
12.1%
33.1%
52.0%
3Q-21
4Q-21
1Q-22
2Q-22
3Q-22
Qrtly Rev PS - Ex MB & PPP
Qrtly Rev Per Shr Growth Y/Y

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 33.

DISCIPLINED CREDIT PROCESSES
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 9/30/2022

✓ Secured Legal Limit – Bank	$ 19,555
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 164,516

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Quarterly external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL implementation January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**85,082**
Total Loans	**$**	**572,639**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**		**Funded % of Portfolio**	
Construction, Land Development, and Other	$	74,253	$	60,293	158.14	%	12.97	%
Multifamily		32,490		1,754	40.25	%	5.67	%
Nonfarm Nonresidential		194,893		3,123	232.74	%	34.04	%
Less: Improved Owner-Occupied CRE		(82,473)		(1,817)	(99.07)	%	(14.40)	%
Total - Bank	**$**	**219,163**	**$**	**63,353**	**332.05**	**%**	**38.27**	**%**

Source: internal company documents as of 9/30/2022

LOAN PORTFOLIO

Total Loans (in millions)	$319	$473	$484	$573

Totals as of 9/30 of respective year

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	199,044
Residential Real Estate and HELOC		218,909
Construction		70,815
Total Real Estate Mortgage		488,768
Commercial		76,473
PPP		199
Consumer and Other		7,199
Total Loans		572,639
Deferred Loan Costs, Net		99
Less: ALLL		(6,861)
Loans, Net	$	565,877

Source: internal company documents as of 9/30/2022



Loan Portfolio Composite Comparison
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
25%
40%
13%
20%
2%
27%
31%
8%
17%
16%
1%
29%
37%
12%
6%
14%
2%
35%
38%
13%
13%
1%
September 30, 2019
September 30, 2020
September 30, 2021
September 30, 2022
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Residential Loan Portfolio

Total Residential Loans (in millions)

Totals as of 9/30 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	125,408
1-4 Non-Owner-Occupied		61,011
Multifamily		32,490
Total	$	218,909

Source: internal company documents as of 9/30/2022



$129
$146
$181
$219
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
58%
53%
57%
27%
30%
31%
28%
15%
12%
16%
15%
September 30, 2019
September 30, 2020
September 30, 2021
September 30, 2022
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CORE FUNDING

Total Deposits (in millions)

Totals as of 9/30 of respective year

✓ Company's deposit franchise is comprised of **29%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 216,533
Money Market Accounts	307,082
NOW	154,433
Savings	38,748
Time Deposits	38,618
Total	**$ 755,414**

Source: internal company documents as of 9/30/2022



$421
$555
$718
$755
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
23%
44%
17%
2%
14%
27%
40%
19%
3%
11%
31%
41%
18%
3%
7%
29%
41%
20%
5%
5%
September 30, 2019
September 30, 2020
September 30, 2021
September 30, 2022
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Asset Quality



NPAs(1) / Total Assets (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.27
0.04
0.09
0.52
0.19
0.00
0.00
0.12
2016
2017
2018
2019
2020
2021
Q3-21
Q3-22

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

DEPOSIT MARKET SHARE

Institution (ST)	State	Type	2022 Rank	2021 Rank	2022 Total Market Share (%)	2021 Total Market Share (%)	YoY Deposit Growth 2022 (%)	5-Year Deposit CAGR 2022 (%)
Leon, FL								
Wells Fargo Bank NA	SD	Bank	1	2	22.10	19.21	5.47	11.56
Capital City Bank	FL	Bank	2	3	15.55	13.14	8.53	10.30
Bank of America NA	NC	Bank	3	4	14.76	10.94	23.70	14.14
Truist Bank	NC	Bank	4	1	13.58	25.13	(50.44)	2.20
Prime Meridian Bank	**FL**	**Bank**	**5**	**6**	**7.06**	**5.60**	**15.53**	**18.97**
Hancock Whitney Bank	MS	Bank	6	7	4.90	4.96	(9.51)	9.78
Regions Bank	AL	Bank	7	5	4.57	7.39	(43.26)	9.65
The First Bank	MS	Bank	8	8	4.26	3.85	1.63	2.74
Centennial Bank	AR	Bank	9	10	4.16	3.63	5.27	3.56
Synovus Bank	GA	Bank	10	9	3.97	3.67	(0.61)	8.23
Thomasville National Bank	GA	Bank	11	12	1.85	0.95	79.40	-
Ameris Bank	GA	Bank	12	11	1.24	0.20	480.90	-
JPMorgan Chase Bank NA	OH	Bank	13	14	0.78	0.38	88.99	-
American Commerce Bank NA	GA	Bank	14	13	0.52	0.60	(19.88)	(2.00)
PeoplesSouth Bank	GA	Bank	15	15	0.51	0.34	34.74	4.92
MidSouth Bank	AL	Bank	16	16	0.19	0.03	508.31	-
Market Total								
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**16**	**16**	**0.25**	**0.34**	(10.58)	**-**
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	62.30	59.76	24.12	33.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	17.33	**17.33**	19.07	24.71
Ameris Bank	GA	Bank	3	3	10.38	12.36	(0.01)	2.65
Capital City Bank	FL	Bank	4	4	9.99	10.54	12.84	14.46

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2022 and 2021 and other data in this table are pro forma for all acquisitions announced after June 30, 2022 and up to including the date of this table (September 7, 2022).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Per Share Data:					
Earnings per common share - Basic	$ 0.90	$ 0.62	$ 0.71	$ 0.56	$ 0.67
Earnings per common share - Diluted	$ 0.89	$ 0.62	$ 0.71	$ 0.55	$ 0.67
Book value per common share	$ 20.20	$ 20.48	$ 20.87	$ 21.42	$ 20.99
Common shares outstanding	3,162,975	3,155,308	3,150,261	3,129,046	3,127,730
Weighted-average basic common shares outstanding	3,159,526	3,151,760	3,138,695	3,128,831	3,127,524
Weighted-average diluted common shares outstanding	3,197,282	3,189,319	3,174,697	3,162,746	3,145,017
Selected Performance Ratios and Other Data:					
Return on average assets[1]	1.32%	0.90%	1.05%	0.85%	1.09%
Return on average equity[1]	17.19	12.13	12.70	10.11	12.99
Average yield on earning assets	4.04	3.43	3.09	3.11	3.34
Net interest margin[2]	3.71	3.21	2.88	2.85	3.06
Efficiency ratio[3]	50.53	54.32	59.28	63.83	55.90
Noninterest expense/average assets[1]	1.90	1.79	1.77	1.93	1.82
Asset Quality Data:					
Nonaccrual loans	$ 1,006	$ 349	$ -	$ -	$ -
Loans 90 days past due + other real estate owned	-	-	-	-	-
Total nonperforming assets	1,006	349	-	-	-
Nonperforming assets/total assets	0.12%	0.04%	-	-	-
Loans 30-89 days past due	$ 1,024	$ 1,597	$ 1,546	$ 1,121	$ 526
Total loans	572,639	544,084	485,573	496,873	483,634
Loans 30-89 days past due/total loans	0.18%	0.29%	0.32%	0.23%	0.11%
Net (recoveries) charge-offs/average loans [1]	-	-	(0.23%)	-	-
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.59%	8.16%	8.10%	8.12%	8.45%
Tier 1 Leverage Capital Ratio (Bank)	9.07	8.61	8.56	8.53	8.82
Common Equity Tier 1 Capital Ratio (Bank)	12.62	12.61	13.60	12.72	13.30
Tier 1 Risk-Based Capital Ratio (Bank)	12.62	12.61	13.60	12.72	13.30
Total Risk-Based Capital Ratio (Bank)	13.73	13.72	14.70	13.80	14.45

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
	Unaudited		Unaudited	
Interest income:				
Loans	$ 6,755	$ 5,819	$ 18,568	$ 17,256
Securities	878	283	2,000	794
Other	649	78	1,104	192
Total interest income	8,282	6,180	21,672	18,242
Interest expense:				
Deposits	624	502	1,442	1,539
Other borrowings	56	25	127	32
Total interest expense	680	527	1,569	1,571
Net interest income	7,602	5,653	20,103	16,671
Provision (credit) for loan losses	241	-	601	(185)
Net interest income after provision for loan losses	7,361	5,653	19,502	16,856
Noninterest income:				
Service charges and fees on deposit accounts	78	61	219	170
Debit card/ATM revenue, net	132	108	404	341
Mortgage banking revenue, net	116	325	420	958
Income from bank-owned life insurance	96	73	285	203
Gain on sale of debt securities available for sale	-	-	-	108
Other income	61	46	177	125
Total noninterest income	483	613	1,505	1,905
Noninterest expense:				
Salaries and employee benefits	2,367	2,028	6,765	5,685
Occupancy and equipment	413	380	1,217	1,144
Professional fees	124	103	400	353
Marketing	195	197	575	536
FDIC assessment	95	78	303	197
Software maintenance, amortization and other	310	237	837	738
Other	581	480	1,650	1,425
Total noninterest expense	4,085	3,503	11,747	10,078
Earnings before income taxes	3,759	2,763	9,260	8,683
Income taxes	928	664	2,221	2,088
Net earnings	$ 2,831	$ 2,099	$ 7,039	$ 6,595
Earnings per common share:				
Basic	$ 0.90	$ 0.67	$ 2.23	$ 2.11
Diluted	0.89	0.67	2.21	2.10
Cash dividends per common share[1]	-	-	0.18	0.14

(1) Annual cash dividends were paid during the first quarters of 2022 and 2021.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Interest income:					
Loans	$ 6,755	$ 6,029	$ 5,784	$ 5,794	$ 5,819
Securities	878	737	385	292	283
Other	649	331	124	76	78
Total interest income	8,282	7,097	6,293	6,162	6,180
Interest expense:					
Deposits	624	415	403	483	502
Other borrowings	56	40	31	26	25
Total interest expense	680	455	434	509	527
Net interest income	7,602	6,642	5,859	5,653	5,653
Provision (credit) for loan losses	241	731	(371)	81	-
Net interest income after provision for loan losses	7,361	5,911	6,230	5,572	5,653
Noninterest income:					
Service charges and fees on deposit accounts	78	73	68	75	61
Debit card/ATM revenue, net	132	143	129	129	108
Mortgage banking revenue, net	116	139	165	216	325
Income from bank-owned life insurance	96	94	95	69	73
Other income	61	55	61	112	46
Total noninterest income	483	504	518	601	613
Noninterest expense:					
Salaries and employee benefits	2,367	2,238	2,160	2,408	2,028
Occupancy and equipment	413	396	408	402	380
Professional fees	124	130	146	130	103
Marketing	195	213	167	171	197
FDIC assessment	95	84	124	119	78
Software maintenance, amortization and other	310	285	242	237	237
Other	581	536	533	525	480
Total noninterest expense	4,085	3,882	3,780	3,992	3,503
Earnings before income taxes	3,759	2,533	2,968	2,181	2,763
Income taxes	928	566	727	429	664
Net earnings	$ 2,831	$ 1,967	$ 2,241	$ 1,752	$ 2,099
Basic earnings per common share	$ 0.90	$ 0.62	$ 0.71	$ 0.56	$ 0.67
Diluted earnings per common share	$ 0.89	$ 0.62	$ 0.71	$ 0.55	$ 0.67

Condensed Consolidated Balance Sheets

(in thousands)

	3Q'22 (Unaudited)	2Q'22 (Unaudited)	1Q'22 (Unaudited)	4Q'21 (Audited)	3Q'21 (Unaudited)
Assets					
Cash & cash equivalents	$ 76,017	$ 134,122	$ 233,789	$ 233,473	$ 212,652
Debt securities available for sale	131,668	133,382	101,868	73,763	67,124
Debt securities held to maturity	11,794	8,777	6,185	-	-
Loans, held for sale	8,911	10,725	11,241	11,768	10,976
Loans, net	565,877	537,566	479,526	490,198	476,513
Federal Home Loan Bank stock	463	463	463	366	366
Premises & equipment, net	8,169	8,228	7,905	7,962	8,018
Right of use lease asset	3,098	3,151	3,205	3,258	3,310
Accrued interest receivable	2,132	1,933	1,649	1,505	1,478
Bank-owned life insurance	16,438	16,342	16,248	16,153	12,085
Other assets	7,748	6,148	4,087	2,677	1,952
Total Assets	$ 832,315	$ 860,837	$ 866,166	$ 841,123	$ 794,474
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 216,533	$ 210,685	$ 206,018	$ 209,351	$ 219,996
Savings, NOW and money-market deposits	500,263	535,359	534,049	503,759	448,528
Time deposits	38,618	38,545	47,876	49,832	49,817
Total Deposits	755,414	784,589	787,943	762,942	718,341
Other borrowings	4,125	4,125	3,975	3,575	3,075
Official checks	1,277	776	1,625	1,141	1,168
Operating lease liability	3,256	3,303	3,350	3,397	3,443
Other liabilities	4,339	3,415	3,512	3,037	2,798
Total Liabilities	768,411	796,208	800,405	774,092	728,825
Total Stockholders' Equity	63,904	64,629	65,761	67,031	65,649
Total Liabilities and Stockholders' Equity	$ 832,315	$ 860,837	$ 866,166	$ 841,123	$ 794,474

Results of Operations (unaudited)

(dollars in thousands)

	3Q'22			2Q'22			3Q'21		
	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:									
Loans[1]	$ 555,764	$ 6,646	4.78%	$ 514,166	$ 5,912	4.60%	$ 477,322	$ 5,708	4.78%
Loans held for sale	9,869	109	4.42	11,174	117	4.19	12,437	111	3.57
Debt securities	144,710	878	2.43	132,562	737	2.22	65,226	283	1.74
Other[2]	108,875	649	2.38	170,320	331	0.78	184,525	78	0.17
Total interest-earning assets	819,218	$ 8,282	4.04%	828,222	$ 7,097	3.43%	739,510	$ 6,180	3.34%
Noninterest-earning assets	38,699			41,391			32,357		
Total assets	$ 857,917			$ 869,613			$ 771,867		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 527,408	$ 570	0.43%	$ 536,209	$ 357	0.27%	$ 435,213	$ 426	0.39%
Time deposits	38,244	54	0.56	43,611	58	0.53	49,844	76	0.61
Total interest-bearing deposits	565,652	624	0.44	579,820	415	0.29	485,057	502	0.41
Other borrowings	4,125	56	5.43	4,034	40	3.97	3,075	25	3.25
Total interest-bearing liabilities	569,777	$ 680	0.48%	583,854	$ 455	0.31%	488,132	$ 527	0.43%
Noninterest-bearing deposits	214,462			213,521			213,570		
Noninterest-bearing liabilities	7,787			7,345			5,529		
Stockholders' equity	65,891			64,893			64,636		
Total liabilities and stockholders' equity	$ 857,917			$ 869,613			$ 771,867		
Net earning assets	$ 249,441			$ 244,368			$ 251,378		
Net interest income		$ 7,602			$ 6,642			$ 5,653	
Interest rate spread[3]			3.56%			3.12%			2.91%
Net interest margin[4]			3.71%			3.21%			3.06%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

Results of Operations (unaudited)

(dollars in thousands)

	For the Nine Months Ended September 30,					
	2022			2021		
(dollars in thousands)	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:						
Loans[1]	$ 519,975	$ 18,242	4.68%	$ 481,762	$ 16,912	4.68%
Loans held for sale	10,529	326	4.13	13,527	344	3.39
Debt securities	120,675	2,000	2.21	61,690	794	1.72
Other[2]	169,402	1,104	0.87	139,017	192	0.18
Total interest-earning assets	820,581	$ 21,672	3.52%	695,996	$ 18,242	3.49%
Noninterest-earning assets	39,792			30,490		
Total assets	$ 860,373			$ 726,486		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 527,077	$ 1,263	0.32%	$ 410,799	$ 1,243	0.40%
Time deposits	43,552	179	0.55	51,874	296	0.76
Total interest-bearing deposits	570,629	1,442	0.34	462,673	1,539	0.44
Other borrowings	3,960	127	4.28	1,309	32	3.26
Total interest-bearing liabilities	574,589	$ 1,569	0.36%	463,982	$ 1,571	0.45%
Noninterest-bearing deposits	212,507			194,909		
Noninterest-bearing liabilities	7,401			5,128		
Stockholders' equity	65,876			62,467		
Total liabilities and stockholders' equity	$ 860,373			$ 726,486		
Net earning assets	$ 245,992			$ 232,014		
Net interest income		$ 20,103			$ 16,671	
Interest rate spread [3]			3.16%			3.04%
Net interest margin[4]			3.27%			3.19%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Net Income					
Net earnings (GAAP)	$ 2,831	$ 1,967	$ 2,241	$ 1,752	$ 2,099
Plus: Provision (credit) for loan losses	241	731	(371)	81	-
Plus: income taxes	928	566	727	429	664
PTPP(1) net earnings (non-GAAP)	$ 4,000	$ 3,264	$ 2,597	$ 2,262	$ 2,763
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,197,282	3,189,319	3,174,697	3,162,746	3,145,017
EPS, diluted (GAAP)	$ 0.89	$ 0.62	$ 0.71	$ 0.55	$ 0.67
PTPP(1) EPS, diluted (non-GAAP)	$ 1.25	$ 1.02	$ 0.82	$ 0.72	$ 0.88
Return on Average Assets (ROAA)					
Average assets	$ 857,917	$ 869,613	$ 852,848	$ 826,027	$ 771,867
ROAA (GAAP)	1.32%	0.90%	1.05%	0.85%	1.09%
PTPP(1) ROAA (non-GAAP)	1.86%	1.50%	1.22%	1.10%	1.43%
Return on Average Equity					
Average equity	$ 65,891	$ 64,893	$ 70,584	$ 69,336	$ 64,636
ROAE (GAAP)	17.19%	12.13%	12.70%	10.11%	12.99%
PTPP(1) ROAE (non-GAAP)	24.28%	20.12%	14.72%	13.05%	17.10%

(1) Pre-tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 565,877	$ 537,566	$ 479,526	$ 490,198	$ 476,513
Less PPP loans	(199)	(1,023)	(4,937)	(15,172)	(27,554)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 565,678	$ 536,543	$ 474,589	$ 475,026	$ 448,959
Average loans, excluding loans held for sale	$ 555,764	$ 514,166	$ 489,263	$ 477,175	$ 477,322
Less average PPP loans	(312)	(2,876)	(9,652)	(18,684)	(43,033)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 555,452	$ 511,290	$ 479,611	$ 458,491	$ 434,289
Interest on loans, excluding loans held for sale	$ 6,646	$ 5,912	$ 5,684	$ 5,686	$ 5,708
Less interest income and earned fee income on PPP loans	(41)	(237)	(496)	(584)	(865)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 6,605	$ 5,675	$ 5,188	$ 5,102	$ 4,843
Growth rate over linked quarter	16.4%	9.4%	1.7%	5.3%	4.6%
Average loan yield, excluding loans held for sale (GAAP)	4.78%	4.60%	4.65%	4.77%	4.78%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.76%	4.44%	4.33%	4.45%	4.46%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Net Income					
Net earnings (GAAP)	$ 8,347	$ 4,458	$ 3,542	$ 4,042	$ 2,817
Plus: Provision (credit) for loan losses	(104)	2,850	1,131	591	256
Plus: income taxes	2,517	1,295	1,092	1,220	1,735
PTPP(1) net earnings (non-GAAP)	$ 10,760	$ 8,603	$ 5,765	$ 5,853	$ 4,808
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,142,482	3,134,124	3,159,635	3,131,546	2,711,699
EPS, diluted (GAAP)	$ 2.66	$ 1.42	$ 1.12	$ 1.29	$ 1.04
PTPP(1) EPS, diluted (non-GAAP)	$ 3.42	$ 2.74	$ 1.82	$ 1.87	$ 1.77
Return on Average Assets (ROAA)					
Average assets	$ 751,576	$ 595,363	$ 456,797	$ 379,288	$ 331,682
ROAA (GAAP)	1.11%	0.75%	0.78%	1.07%	0.85%
PTPP(1) ROAA (non-GAAP)	1.43%	1.45%	1.26%	1.54%	1.45%
Return on Average Equity					
Average equity	$ 65,179	$ 57,386	$ 53,172	$ 47,932	$ 39,283
ROAE (GAAP)	12.81%	7.77%	6.66%	8.43%	7.17%
PTPP(1) ROAE (non-GAAP)	16.51%	14.99%	10.84%	12.21%	12.24%

(1) Pre-Tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets then annualized, as appropriate. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized, as appropriate.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 490,198	$ 476,661	$ 337,710	$ 290,113	$ 250,259
Less PPP loans	(15,172)	(66,774)	-	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 475,026	$ 409,887	$ 337,710	$ 290,113	$ 250,259
Average loans, excluding loans held for sale	$ 480,606	$ 429,802	$ 309,350	$ 283,967	$ 240,875
Less average PPP loans	(50,315)	(55,529)	-	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 430,291	$ 374,273	$ 309,350	$ 283,967	$ 240,875
Interest on loans, excluding loans held for sale	$ 22,598	$ 19,553	$ 15,884	$ 14,215	$ 11,403
Less interest income and earned fee income on PPP loans	(3,358)	(1,725)	-	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 19,240	$ 17,828	$ 15,884	$ 14,215	$ 11,403
Average loan yield, excluding loans held for sale (GAAP)	4.70%	4.55%	5.13%	5.01%	4.73%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.47%	4.76%	5.13%	5.01%	4.73%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'22	2Q'22	1Q'22	4Q'21	3Q'21
Adjusted revenue per share					
Interest income	$ 8,282	$ 7,097	$ 6,293	$ 6,162	$ 6,180
Noninterest income	483	504	518	601	613
Total revenue	$ 8,765	$ 7,601	$ 6,811	$ 6,763	$ 6,793
Total revenue	$ 8,765	$ 7,601	$ 6,811	$ 6,763	$ 6,793
Less mortgage banking revenue	(116)	(139)	(165)	(216)	(325)
Total revenue excluding mortgage banking revenue	$ 8,649	$ 7,462	$ 6,646	$ 6,547	$ 6,468
Total revenue	$ 8,765	$ 7,601	$ 6,811	$ 6,763	$ 6,793
Less interest income and earned fee income on PPP loans	(41)	(237)	(496)	(584)	(865)
Total revenue excluding interest income and earned fee income on PPP loans	$ 8,724	$ 7,364	$ 6,315	$ 6,179	$ 5,928
Total revenue	$ 8,765	$ 7,601	$ 6,811	$ 6,763	$ 6,793
Less mortgage banking revenue	(116)	(139)	(165)	(216)	(325)
Less interest income and earned fee income on PPP loans	(41)	(237)	(496)	(584)	(865)
Total revenue excluding mortgage banking revenue and PPP income	$ 8,608	$ 7,225	$ 6,150	$ 5,963	$ 5,603
Common shares outstanding	$ 3,162,975	$ 3,155,308	$ 3,150,261	$ 3,129,046	$ 3,127,730
Revenue per share (unadjusted)	$ 2.77	$ 2.41	$ 2.16	$ 2.16	$ 2.17
Revenue per share excluding mortgage banking	2.73	2.36	2.11	2.09	2.07
Revenue per share exluding PPP	2.76	2.33	2.00	1.97	1.90
Revenue per share excluding mortgage banking and PPP	2.72	2.29	1.95	1.91	1.79

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Nine Months Ended	
	September 30, 2022	September 30, 2021
Net Income		
Net earnings (GAAP)	$ 7,039	$ 6,595
Plus: (credit) provision for loan losses	601	(185)
Plus: income taxes	2,221	2,088
PTPP(1) net earnings (non-GAAP)	$ 9,861	$ 8,498
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,191,593	3,134,236
EPS, diluted (GAAP)	$ 2.21	$ 2.10
PTPP(1) EPS, diluted (non-GAAP)	$ 3.09	$ 2.71
Return on Average Assets (ROAA)		
Average assets	$ 860,373	$ 726,486
ROAA (GAAP)	1.09%	1.21%
PTPP(1) ROAA (non-GAAP)	1.53%	1.56%
Return on Average Equity (ROAE)		
Average equity (GAAP)	$ 65,876	$ 62,467
ROAE (GAAP)	14.25%	14.08%
PTPP(1) ROAE (non-GAAP)	19.96%	18.14%

(1) Pre-tax, pre-provision